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                                                                   EXHIBIT 10.25

                           OMNIBUS SECURITY AGREEMENT
                           --------------------------

     SECURITY AGREEMENT, dated effective as of December 31, 2001, between Integrated Business Systems and Services, Inc. (the "Borrower"), and the following parties: (i) IBSS Class A Investors, a Michigan co-partnership and
(ii) IBSS Class B Investors, a Michigan co-partnership(hereinafter, individually and collectively, the "Lender").

     WHEREAS, the Borrower has issued the following credit instruments (the "Credit Instruments") to the various Lenders:

          (i)  Class A Secured Convertible Debenture; and
          (ii) Class B Secured Convertible Debenture.

all contemporaneously with this Security Agreement;

     WHEREAS, the Borrower, in order to secure the Borrower's performance under the Credit Instruments and this Agreement, wishes to grant security interests in favor of the Lender as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. The term "Obligations" as used herein, means all of the
        -----------
indebtedness, obligations and liabilities of the Borrower to the Lender, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of any of the Credit Instruments or this Agreement, and the term "default", as used herein, means the failure of the Borrower to pay or perform any of the Obligations as and when due to be paid or performed under the terms of this Agreement or the Credit Instruments.

     2. Grant of Security Interest. The Borrower hereby grants to the Lender, to
        --------------------------
secure the payment and performance in full of all of the Obligations a security interest in all of Borrower's assets, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, more fully described as follows (all of the same being hereinafter called the "Collateral"):

     (i) all accounts (as defined in the South Carolina Uniform Commercial Code (the "UCC")) of the Borrower (the "Accounts");

     (ii) all furniture, fixtures, machinery, apparatus and equipment, of the Borrower (collectively the "FF & E");

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     (iii) all inventory (as defined in the UCC) of the Borrower (the
          "Inventory");

     (iv) all personalty, goods, files, documents, correspondence, contracts, instruments and intangibles of the Borrower;

     (v) all proprietary and intellectual property and rights therein of the Borrower, including patents, copyrights, licenses, trademarks, trade names and service marks, as well as all source and object codes, routines and sub-routines, software and all computer programs, tapes, discs, flow charts or similar or related media of the Borrower, including (without limitation) any of such media which contain information identifying or pertaining to any of the FF&E, Accounts and Inventory or which are otherwise necessary or helpful in the realization therein or the collection thereon.

     3. Authorization to File Financing Statements. The Borrower hereby
        ------------------------------------------
irrevocably authorizes the Lender at any time (and from time to time) to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral is described in Section 2 above, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the respective state for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. The Borrower also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     4. Other Actions. Further to insure the attachment, perfection and first
        -------------
priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Borrower agrees, in each case at the Borrower's own expense, to take any action reasonably requested by the Lender to insure the attachments, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral.

     5. Affirmative Covenants. The Borrower covenants and agreesthat until all
        ---------------------
Obligations due the Lender are paid and performed in full, it will:

     5.1 Remain Public. Continue to be a reporting company under the Securities
         -------------
Exchange Act of 1934, and continue to maintain its stock as listed for trading purposes on the Nasdaq Stock Market, or the Over-the Counter Bulletin Board.

     5.2 Borrower's Legal Status. The Borrower covenants with the Lender as
         -----------------------
follows: (a) without providing at least 30 days prior written notice to the Lender, the Borrower will not change its name, its place of business or, if more than one, chief

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executive office, or its mailing address or organizational identification number if it has one, (b) if the Borrower does not have an organizational identification number and later obtains one, the Borrower shall forthwith notify the Lender of such organizational identification number, and (c) the Borrower will not change its type of organization, jurisdiction of organization or other legal structure.

     5.3 Payments of Principal and Interest on Obligations. Pay and perform the
         -------------------------------------------------
Obligations when due in accordance with the terms of the Credit Instruments, and this Agreement, whether by acceleration or otherwise.

     5.4 Performance of Obligation. Perform or cause to be performed, all of the
         -------------------------
Obligations and covenants of the Borrower as required by this Agreement, or any other agreement, note, or other documents executed between any Lender and the Borrower and/or another person, whether now existing or hereafter created.

     5.5 Maintenance of Existence. Maintain its corporate existence and all
         ------------------------
rights, licenses, leases, agreements and franchises as reasonably necessary to continue the operation of its business substantially in the same manner as of the date of execution hereof.

     5.6 Information. Furnish promptly and in a form satisfactory to each
         -----------
Lender, such information as any Lender may reasonably request, from time to time, and to permit a representative of any Lender access to any of its premises. Any Lender's rights under this sub-paragraph shall be conditioned upon the prior execution by such Lender and delivery to the Company of an appropriate confidentiality and public trading lock-up agreement with the Company.

     5.7 Notification of Dispute. Notify each Lender promptly of any material
         -----------------------
claim, litigation, administrative or tax proceeding, or other material action threatened or instituted against the Borrower or any property of the Borrower or any other material matter which is not fully covered by insurance which could adversely impair the Borrower's financial condition or its ability to conduct its business including, but not limited to, any material inquiry or proceedings initiated by any state, federal or regulatory agency.

     5.8 Payment of Taxes.
         ----------------

          A. Except as set forth in Exhibit 5.8, pay when due all FICA taxes and all withheld federal, state and/or city income taxes, and notify each Lender promptly in the event of its failure to make any such payment when due.

          B. Pay all other taxes, assessments, and other governmental charges to which the Borrower or the property of same is or shall be subject before such charges become delinquent, except that no such charge need be paid so long as its validity or amount is being contested in

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               good faith by appropriate proceedings and the Borrower shall have established such reserve with respect thereto as shall be required by sound accounting principles, provided that any such tax, assessment, charge or levy shall be paid forthwith (under protest) upon the commencement of proceedings to foreclose any liens securing the same or upon institution of distraint proceedings.

     5.9 Insurance. The Borrower shall maintain insurance pursuant to all
         ---------
applicable Worker's Compensation laws, and liability insurance for damage to persons. All such insurances shall be in such form, with such companies and in such amounts as shall be acceptable to the Lender.

     5.10 Compliance With Laws. Continue at all times to comply with all laws,
          --------------------
ordinances, regulations or requirements of any governmental authority relating to the Borrower's business, property or affairs, the breach of which would materially, adversely affect the Borrower's financial condition or results of operation.

     5.11 Continuation Of Business. Maintain and conduct its business in
          ------------------------
substantially the same manner as such business is now or has heretofore been carried on.

     5.12 Preservation Of Collateral. Maintain any and all copyrights, patents,
          --------------------------
or trademarks in full force and effect, and do all things that, in management's reasonable discretion are deemed necessary to enforce any infringements thereof.

     5.13 Notice Of Event Of Default. The Borrower shall promptly upon becoming
          --------------------------
aware of any event of default, give written notice thereof to the Lender, specifying the nature and period of existence thereof, and what action the Borrower is taking or proposes to take with respect thereto, but such notice shall not cure the existence thereof or prohibit any Lender's action arising therefrom.

     5.14 Financial Information/Reports. To the extent not available publicly
          -----------------------------
through the website of the Securities and Exchange Commission, the Borrower shall within the time periods specified, and if no time period is specified, fifteen (15) Business Days shall be deemed the time period, deliver to the Lender, all financial information, reports, certificates, notices and other information herein required of the Borrower, pursuant to any provision of this Agreement.

     6. Negative Covenants. The Borrower covenants and agrees, that until all
        ------------------
Obligations due the Lender under the Credit Instruments are paid in full, the Borrower will not do any of the following without the prior written consent of the Lender (which shall not be unreasonably withheld):

     6.1 New Financing. The Borrower will not issue any further debt instruments
         -------------
or equity securities unless:

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               (i)  The Lender has been offered the opportunity to purchase such debt instruments or equity securities on the same terms and conditions as offered to third parties; and
               (ii) All such debt instruments and equity securities are junior in priority of repayment to the Obligations to the Lender.

     6.2 Event Of Default. Permit any event of default to occur.
         ----------------

     6.3 Liens. Except as set forth in Exhibit 6.3, create, assume or otherwise
         -----
suffer to exist any lien, mortgage, pledge or other encumbrance, or claim therefor, upon any of the Collateral, now owned or hereafter acquired, or modify, amend, change or alter any indebtedness, or security interest securing any such indebtedness without the written consent of the Lender.

     6.4 Dividends. Declare or pay any dividend or make any other distribution
         ---------
of, or with regard to, its capital stock or other equity security, or purchase or retire any of its capital stock or other equity security.

     6.5 Loans/Liabilities. Except as may exist under compensation, deferred
         -----------------
compensation or other employee benefit plans or vehicles, make a loan to, or incur or assume any liability as guarantor, surety, indemnitor or otherwise with respect to any indebtedness or other obligation of, any Affiliate.

     6.6 Transactions With Affiliates. Except as may exist under compensation,
         ----------------------------
deferred compensation or other employee benefit plans or vehicles, enter into any transaction with any affiliates of the Borrower, except on terms not less favorable than would be usual and customary in similar transactions between persons or entities dealing at arm's length.

     6.7 Redemption/Issuance. Redeem, retire, purchase or otherwise acquire,
         -------------------
directly or indirectly, any of its capital stock or other equity security.

     6.8 Default In Payment. Default in any payment of the principal of or
         ------------------
interest on any obligation to any Lender under the Credit Instruments when and as the same shall have become due and payable, whether at maturity, by acceleration or otherwise.

     6.9 Default In Payment Of Other Debt. Default in any payment of principal
         --------------------------------
or interest on any obligation or obligations in excess in the aggregate of $250,000 to any other person for borrowed money.

     6.10 Judgment. Suffer or permit any judgement(s), decree(s) or order(s) not
          --------
fully covered by insurance to be entered by a court of competent jurisdiction in an amount in excess of $35,000 (singly or $70,000 in the aggregate) against the Borrower or permit or suffer any writ(s) or warrant(s) of attachment or any similar process in an amount in excess of $35,000 (singly or $70,000 in the aggregate) to be filed against the Borrower or against

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any property or asset of the Borrower, which judgment, decree, order, writ or warrant of attachment or similar process shall have remained unsatisfied, unvacated, unbonded or unstayed for a period of fifteen (15) days.

     6.11 Bankruptcy. The Borrower shall not become a debtor under the
          ----------
bankruptcy laws of the United States, or apply for the appointment of a trustee, receiver or custodian for or of any portion of its properties, or if any such trustee or receiver shall be appointed, and if appointed in a proceeding brought against the Borrower by any action, shall indicate its approval of, consent to or acquiescence in such appointment, or if any such trustee or receiver shall not be discharged within forty-five (45) days; or any proceedings shall be commenced by or against the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the United States or any state thereof, and if such proceeding shall be instituted against the Borrower, the Borrower shall, by any action, indicate its approval of, consent to, acquiescence therein, or that the same shall remain undismissed for forty-five (45) days.

     6.12 License Agreements. Enter into any license agreement with respect to
          ------------------
the Collateral, unless such license: (i) is with a non-affiliate (or is with an affiliate and is on arm's length terms); (ii) notice of entry into such license has been provided to the Lender; and (iii) the terms of such license are substantially similar to or no less reasonable to the Borrower than, the terms of licenses granted by the Borrower to non-affiliated third parties prior to the date hereof. The Lender shall have the right to inspect all such license agreements at the Borrower's place of business upon Lender's request.

     7. Collateral Protection Expenses; Preservation of Collateral.
        ----------------------------------------------------------

     7.1 Expenses Incurred by Lender. In its discretion, the Lender may
         ---------------------------
discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Borrower agrees to reimburse the Lender on demand for any and all expenditures so made. The Lender shall have no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default.

     7.2 Lender's Obligations and Duties. Anything herein to the contrary
         -------------------------------
notwithstanding, the Borrower shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Borrower thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall any Lender be obligated in any manner to perform any of the Obligations of the Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The

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Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under 9.207 of the Uniform Commercial Code of the state or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

     8. Securities and Deposits. The Lender may at any time following and during
        -----------------------
the continuance of a default, at its option, transfer to itself or any nominee any securities constituting the Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Lender may following and during the continuance of a default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of the Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Borrower may at any time be applied to or set off against any of the Obligations then due and owing.

     9. Notification to Account Debtors and Other Persons Obligated on
        --------------------------------------------------------------
Collateral. If a default shall have occurred and be continuing, the Borrower
----------
shall, at the request of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to any third party designated by the Lender as the Lender's agent therefor, and the Lender may itself, if a default shall have occurred and be continuing, without notice to or demand upon the Borrower, so notify account debtors and other persons obligated on the Collateral. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other collateral received by the Borrower as trustee for the Lender without commingling the same with other funds of the Borrower and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

     10. Power of Attorney.
         -----------------

     10.1 Appointment and Powers of Lender. The Borrower hereby irrevocably
          --------------------------------
constitutes and appoints Bruce H. Seyburn (or such other person or entity designated by the Lender), with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

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               (i)  upon the occurrence and during the continuance of a default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial
                    Code of the state and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do; and

               (ii) to the extent that the Borrower's authorization given in ?3 is not sufficient, to file such financing statements with respect hereto, with or without the Borrower's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Borrower's name such financing statements and amendments thereto and continuation statements which may require the Borrower's signature.

     10.2. Ratification by Borrower. To the extent permitted by law, the
           ------------------------
Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney is a power coupled with an interest and shall be irrevocable.

     10.3 No Duty on Lenders. The powers conferred on the Lender hereunder are
          ------------------
solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and none of them nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

     11. Default and Remedies.
         --------------------

     11.1 Default. The following events are hereby defined as "Defaults" for all
          -------
purposes of this Agreement (whatever the reason for the occurrence thereof and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, order or decree of any court or any order, rule or regulation of any governmental or administrative body):

          (a) The Borrower shall fail to pay any amount (whether principal or interest) when due under any Credit Instrument and such failure continues for fifteen (15) days after the due date;

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          (b) The Borrower shall fail to perform or observe any of the other covenants or agreements contained in this Agreement and such failure shall not have been remedied or cured within thirty (30) days after written notice thereof, requesting the same to be remedied, shall have been received by the Borrower from the Lender;

          (c) The Borrower shall institute proceedings for an order for relief, or shall consent to the institution of such a proceeding against it, or shall file a petition or consent seeking reorganization or arrangement under, the federal bankruptcy laws, or shall consent to the appointment of a receiver or trustee or assignee in bankruptcy of it or its property, or shall make an assignment for the benefit of creditors, or shall cease to operate in the ordinary course of its business; or

          (d) An involuntary order for relief under the federal bankruptcy laws shall have been entered or a decree or order of a court having jurisdiction in the premises shall have been entered approving as properly filed petition seeking reorganization of the Borrower under the federal bankruptcy laws or any other similar applicable Federal or state laws, and such decree or order shall have continued undischarged or unstayed for a period of ninety (90) days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or trustee or assignee in bankruptcy or insolvency of the Borrower or of substantially all of the property of the Borrower or for the sequestration of substantially all of the property of the Borrower, or for the winding up or liquidation in insolvency or bankruptcy of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of ninety (90) days.

          (e) The Borrower commits a default under the Investment Agreement between the parties executed contemporaneously herewith.

     11.2 Remedies. If a default shall have occurred and be continuing, the
          --------
Lender may, without notice to or demand upon the Borrower, declare this Agreement to be in default, and the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the respective state or of any jurisdiction in which the Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may, in its discretion, require the Borrower to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Borrower's principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Borrower at least five (5) business days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that five (5) business days prior written notice of such sale or sales shall be reasonable notice.

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In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including, without limitation, its right following a default to take immediate possession of the Collateral and to exercise its rights with respect thereto. Provided, however, the Lender agrees that it will refrain from exercising its rights with respect to the Collateral described in Section 2 for a period of twelve (12) months after default so long as refraining from exercising such rights does not impair its secured position with respect to such Collateral.

     12. Standards for Exercising Remedies. To the extent that applicable law
         ---------------------------------
imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consent for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or dispositions of the Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on the Collateral or to remove liens or encumbrances on or any adverse claims against the Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature,
(f) to contact other persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of the Collateral or to provide to the Lender a guaranteed return from the collection or disposition of the Collateral, or (l) to the extend deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in collection or disposition of any of the Collateral. The Borrower acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral, and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would have not been granted or imposed by this Agreement or by applicable law in the absence of this Section.

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

     13. No Waiver by Lender, etc. The Lender shall not be deemed to have waived
         ------------------------
any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time as the Lender deems expedient.

     14. Suretyship Waivers by Borrower. This Borrower waives demand, notice,
         ------------------------------
protest, notice of acceptance of this Agreement, notice of loans made, credit extended, the Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any of the Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjustment of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth above. The Borrower further waives any and all other suretyship defenses.

     15. Marshaling. The Lender shall not be required to marshal any present or
         ----------
future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

     16. Proceeds of Dispositions; Expenses. The Borrower shall pay to the
         ----------------------------------
Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by such Lender in protecting, preserving or enforcing such Lender's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection' or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lenders may determine, proper allowance and provision being made for any Obligations not due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the state, any excess shall be returned to the Borrower, and the Borrower shall remain liable for any deficiency in the payment of the Obligations.

     17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO
         --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN. The Borrower agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Michigan of any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address set forth above. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     18. Waiver of Jury Trial. THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL
         --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waiver.

     19. Miscellaneous. The headings of each section of this Agreement are for
         -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Agreement to be duly executed effective as of the date first above written.

                                                "BORROWER"


                                                INTEGRATED BUSINESS SYSTEMS AND
                                                SERVICES, INC.


                                                By:  /s/ GEORGE  E. MENDENHALL
                                                    ----------------------------
                                                         George E. Mendenhall
                                                         Chief Executive Officer

Accepted:

"LENDER"

IBSS Class A Investors, a
Michigan co-partnership


By: /s/ RICHARD C. BRUDER
   -----------------------

Its: Agent

Address:
c/o Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
2000 Town Center, Suite 1500
Southfield, Michigan 48075
Attention: Bruce H. Seyburn,

IBSS Class B Investors, a
Michigan co-partnership


By: /s/ RICHARD C. BRUDER
   -----------------------

Its: Agent

Address:
c/o Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
2000 Town Center, Suite 1500
Southfield, Michigan 48075
Attention: Bruce H. Seyburn,